UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2017

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001‑33368	91‑2143667
(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800‑6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

◻  Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

◻  Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07 Submission of Matters to a Vote of Security Holders.

Glu Mobile Inc. (“Glu”) held its 2017 Annual Meeting of Stockholders on June 8, 2017 (the “Annual Meeting”).  At the Annual Meeting, Glu’s stockholders (1) elected three persons as Class I directors to Glu’s Board of Directors, each to serve until Glu’s annual meeting of stockholders to be held in 2020 and until his successor is elected and qualified, or until his  death, resignation or removal; (2) approved the amendment and restatement of Glu’s 2007 Equity Incentive Plan; (3) approved the amendment and restatement of Glu’s 2007 Employee Stock Purchase Plan; (4) approved, on an advisory basis, the compensation paid to Glu’s named executive officers; (5) approved, on an advisory basis, the annual frequency for future stockholder advisory voting on the compensation of Glu’s named executive officers and (6) ratified the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2017.   The proposals are described in Glu’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2017.

Set forth below are the final results of the votes on each proposal.

1.	Election of three Class I Directors:
Name	Votes For	Votes Withheld	Broker Non‑Votes
Hany M. Nada	54,093,304	1,403,305	46,468,678
Benjamin T. Smith, IV	54,150,891	1,345,718	46,468,678
Ben Feder	52,898,853	2,597,756	46,468,678

2.	Approval of the amendment and restatement of Glu’s 2007 Equity Incentive Plan:
Votes For	Votes Against	Abstentions	Broker Non‑Votes
43,164,651	12,080,862	251,096	46,468,678

3.	Approval of the amendment and restatement of Glu’s 2007 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non‑Votes
52,257,176	2,915,124	324,309	46,468,678

4.	Advisory vote on compensation paid to Glu’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non‑Votes
50,906,617	4,256,505	333,487	46,468,678

5.	An advisory vote on the frequency of the advisory vote on named executive officer compensation. The proposal for “1 Year” was approved as set forth below:

1 Year	2 Years	3 Years	Abstain
52,986,594	225,625	2,078,389	206,001

6.	Ratification of the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non‑Votes
100,454,272	605,629	905,386	‑

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: June 9, 2017	By:	/s/ Scott J. Leichtner
	Name:	Scott J. Leichtner
	Title:	Vice President and General Counsel